EXHIBIT 10.1.14









                               July 30, 1999



Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020


          Re: Second Amended and Restated Loan and Security Agreement, dated February 28, 1997 (as amended and supplemented, the "Loan Agreement") among Charming Shoppes, Inc. (the "Company"), certain subsidiaries of the Company which are parties thereto (collectively, with the Company, "Borrowers"), Borrowers' Agent and Congress Financial Corporation ("Congress")


Ladies and Gentlemen:

     The Company has advised Congress that (a) the Company has organized CSD Acquisition Corp., a Delaware corporation, ("CSD") and all of the issued and outstanding stock of CSD is owned by the Company, (b) CSD has entered into an agreement to acquire (the "Modern Woman Acquisition") 100% of the stock of Modern Woman Holdings, Inc., a Delaware corporation, ("Holdings") which owns 100% of the stock of Modern Woman, Specialty, Inc., a California corporation, ("Specialty") which in turn owns 100% of the stock of Modern Woman, Inc., a Delaware corporation, ("MW Delaware"), which in turn owns 100% of the stock of Modern Woman, Inc., a Michigan corporation ("MW Michigan"). Holdings also owns 100% of the stock of Modern Woman Name Holdings, Inc., a Delaware corporation ("MW Name").

     Capitalized terms used herein which are defined in the Loan Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     This will confirm that Congress consents to (a) the organization of CSD and (b) the Modern Woman Acquisition, provided that:

           (i) no Event of Default exists at the time of the consummation (or after giving effect thereto) of the Modern Woman Acquisition;
           (ii) Borrowers have not less than $50,000,000 of Excess Availability immediately after consummation of the Modern Woman Acquisition; and

           (iii) the Modern Woman Acquisition is consummated on or before September 30, 1999.

     This will also confirm that Congress agrees that (a) CSD, shall be deemed to be an Excluded Subsidiary, (b) upon consummation of the Modern Woman Acquisition, each of Holdings, Specialty, MW Delaware, MW Michigan, MW Name (collectively with CSD, the "MW Companies") and any other Subsidiary of any of the MW Companies (except for any presently existing Subsidiary of Borrowers, excluding the MW Companies, which is not now an Excluded Subsidiary), shall be deemed to be Excluded Subsidiaries.

     This will also confirm that Congress agrees that the Company and Charming Shoppes of Delaware, Inc. may execute guaranties of the obligations of any of the MW Companies or any Subsidiary thereof, provided that the aggregate amount guaranteed thereunder does not exceed $20,000,000 in the aggregate at any time.

     Except as expressly set forth herein, no existing defaults or Events of Default and no rights or remedies of Congress have been or are being waived hereby and no changes in the Financing Agreements have been or are being made or intended hereby, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.

     The foregoing shall be effective, as of the date hereof, upon execution of this letter by Borrowers and the other entities listed below.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION

                              By:___________________________

                              Title:________________________


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AGREED AND ACCEPTED:

CHARMING SHOPPES, INC.

By:_________________________

Title:______________________

CHARMING SHOPPES OF DELAWARE, INC.

By:_________________________

Title:______________________

CSI INDUSTRIES, INC.

By:_________________________

Title:______________________

FB APPAREL, INC,

By:_________________________

Title:______________________

BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.,
     BORROWERS' AGENT

By:_________________________

Title:______________________



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CONSENTED TO:

By Each of the Obligors
on Exhibit A Annexed Hereto

____________________________

Its:________________________


By Each of the Obligors
on Exhibit B Annexed Hereto

____________________________

Its:________________________